                                                                    Exhibit 10.1
                                                                    ------------

                  EVALUATION AND COMMERCIALIZATION AGREEMENT

     THIS EVALUATION AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of May 4, 1998 (the "Effective Date"), is entered by and between Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 ("Medarex"), and ErythroMed, Inc. ("ErythroMed") with a principal place of business at c/o Athena Ventures, LLC, 660 Madison Avenue, New York, NY 10021.

                                  BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice useful for the preparation of fully human monoclonal antibodies;

     B. ErythroMed desires to use the Mice to evaluate their utility for the development of fully human monoclonal antibodies to [*****] and Medarex is wiling to provide Mice to ErythroMed for such evaluation, on the terms and conditions herein;

     C. ErythroMed wishes to acquire from Medarex an option to acquire a commercial license for the use of such monoclonal antibodies to commercialize Products (as defined below), on the terms and conditions herein; and

     NOW, THEREFORE, Medarex and ErythroMed agree as follows:

1.   DEFINITIONS

     1.1  "Affiliate" shall mean any corporation or other entity which is
           ---------
directly controlling or controlled by ErythroMed. For the purpose of this Agreement, "control" shall mean the direct ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors.

     1.2  "Antibody" shall mean a human monoclonal antibody with binding
           --------
affinity for an Antigen derived by ErythroMed or its Affiliates or Sublicensees from cells obtained from one or more of the Mice.

     1.3  "Antigen" shall mean[*****]
           -------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.4  "Biological License Application "or "BLA" shall mean Biological
           -------------------------------     ---
License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

     1.5  "Confidential Information" shall mean (i) any proprietary or
           ------------------------
confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.6  "Control" shall mean possession of the ability to grant the licenses
           -------
or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any third party.

     1.7  "Delivery Date" shall mean the date that Medarex first delivers
           -------------
[*****] Mice to ErythroMed.

     1.8  "Evaluation" shall mean the activities conducted by ErythroMed in the
           ----------
Evaluation Period in connection with its assessment of the usefulness of the Mice to produce Antibodies.

     1.9  "Evaluation Period" shall mean the period from the Delivery Date until
           -----------------
[*****] after the Delivery Date.

     1.10 External Valuation" shall mean the per share price established by the
          ------------------
most recent equity investment in ErythroMed by an independent third party in an arm's length transaction in excess of [*****] provided, however, that if, at the time of the event giving rise to such valuation, ErythroMed shall have publicly traded Common Stock, the External Valuation shall be [*****] of the average bid price of ErythroMed's Common Stock during the [*****] period preceding such event giving rise to such valuation or, if such public market has not existed through such [*****] period, then the public offering prices for such shares occurring during such period. All such shares to be issued to Medarex while ErythroMed has publicly traded Common Stock shall be fully paid, nonassessable, registered and freely tradeable shares without restrictions.

     1.11 "Medarex Technology" shall mean the Patent Rights and Know How.
           ------------------

          1.11.1  "Know How" shall mean the Confidential Information and Mice
                   --------
owned or Controlled by Medarex and transferred to ErythroMed by Medarex necessary and required for the exercise of the Patent Rights, including, without limitation, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

            1.11.2  "Patent Rights" shall mean all United States and foreign
                     -------------
patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex, in each case, which claims an invention which is necessary and required for the use of the Mice to prepare and use the Antibodies.

     1.12   "IND" shall mean an Investigational New Drug application, as defined
             ---
in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

     1.13   "Mice" shall mean immunizable sterile transgenic mice containing
             ----
unrearranged human immunoglobulin genes.

     1.14   "Mice Materials" shall mean any parts or derivatives of the Mice,
             --------------
including without limitation, cells, hybridomas Antibodies, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice.

     1.15   "Net Sales" shall mean [*****]
             ---------

     1.16   "ErythroMed" shall mean ErythroMed, Inc., a Delaware corporation.
             ----------

     1.17   "Phase I", "Phase II"and "Phase III" shall mean Phase I (or Phase
             -------    --------      ---------
I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the U.S. Food and Drug Administration or a corresponding foreign entity.

     1.18   "Product" shall mean any product [*****]
             -------

     1.19   "Sublicensee" shall mean a third party to whom ErythroMed has
             -----------
granted a license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom ErythroMed has granted the right to distribute a Product.

     1.20   "Territory" shall mean all countries of the world.
             ---------

2.   (Deleted)


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.   EVALUATION

     3.1  Evaluation. In order to allow ErythroMed to utilize the Mice to
          ----------
prepare Antibodies against the Antigens for the purpose of determining whether ErythroMed wishes to obtain a commercial license to use the Mice to develop and commercialize Products, Medarex will provide Mice to ErythroMed for use during the Evaluation Period pursuant to the terms of this Article 3.

     3.2  Technology Access Fee. Within [*****] following the date that
          ---------------------
ErythroMed enters into a written agreement with [*****]

     3.3  Provision of Mice. Medarex shall provide ErythroMed with up to [*****]
          -----------------
Mice, with the first[*****] such mice being shipped within [*****] after the Effective Date. If any such mice die of natural causes before commencement of the immunization protocol or for any reason during the immunization protocol, provided that their death was not due to ErythroMed's misfeasance or negligence, they shall be replaced without cost by Medarex. Subsequent shipments of Mice shall be in quantities and at times agreed by the parties. ErythroMed agrees that the Mice will be used solely for the purpose of creating Antibodies for the Evaluation and for no other purpose.

     3.4  Ownership.
          ---------

          3.4.1  Mice. Title to the Mice and Mice Materials shall at all times
                 ----
remain with Medarex.

          3.4.2  [*****]

          3.4.3  Delivery. ErythroMed shall promptly deliver to Medarex any Mice
               --------
Materials prepared or isolated by ErythroMed.

     3.5  Limited Use.  ErythroMed shall not breed Mice, use them for any
          -----------
purpose other than the conduct of the Evaluation, or transfer them to any other person or entity or to any place other than ErythroMed's facilities. ErythroMed shall not make any effort, directly or indirectly, to reproduce or clone or otherwise propagate the Mice by any means, sexual or asexual. In no event shall ErythroMed transfer the Mice to any person or entity without the prior written approval of Medarex.

     3.6  Care in Use of Mice. It is understood and agreed that the Mice are
          -------------------
experimental in nature and may have unknown characteristics and ErythroMed therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Mice, and to maintain and propagate the Mice under suitable containment conditions, in compliance with all applicable national, state and local laws, regulations, rules and ordinances.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.   OPTION; COMMERCIAL LICENSE

     4.1  Election. [*****] after the Delivery Date, ErythroMed may elect, with
          --------
notice to Medarex, to: (i) terminate the Agreement pursuant to Section 15.4.1 or
(ii) enter into a commercial license pursuant to Section 4.2.

     4.2  Option; License.
          ---------------

          4.2.1  Option. During the Evaluation Period, ErythroMed shall have an
                 ------
option to obtain an exclusive, worldwide commercial license as set forth in
Section 4.2.2 solely to use the Mice to develop Antibodies for use in the development and commercialization of Products.

          4.2.2  Commercial License. If ErythroMed elects to exercise its option
                 ------------------
to acquire a commercial license, subject to the terms and conditions of this Agreement, including without limitation, the timely payment of the license fee due pursuant to Section 5.1, Medarex shall grant to ErythroMed the following licenses:

                 (a) an exclusive, worldwide, non-transferable, royalty bearing license under the Medarex Technology to use the Mice to make Antibodies, and

                 (b) an exclusive, worldwide, royalty bearing license under the Medarex Technology, with the right to sublicense, to use such Antibodies to make, have made, import, have imported, use, offer for sale and sell Products.

     4.3  [*****]

     4.4  Title. If ErythroMed acquires a commercial license pursuant to Section
          -----
4.2.2, title to all Antibodies and cells capable of producing Antibodies obtained by ErythroMed during the Evaluation Period and the term of such license shall be vested in ErythroMed, subject to the license granted Medarex in Section
4.3 above.

     4.5  Retained Rights; No Further Rights. Only the license granted pursuant
          ----------------------------------
to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses.

     4.6  Use of Mice. Any use of the Mice by ErythroMed or its Affiliates or
          -----------
Sublicensees pursuant to a license granted pursuant to Section 4.2.2 shall be subject to the provisions of Sections 3.4.3, 3.5 and 3.6.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.   CONSIDERATION

     5.1  License Fee. If ErythroMed acquires a commercial license from Medarex
          -----------
pursuant to Section 4.2.2 above, ErythroMed shall pay to Medarex a license fee of [*****]. Such amount shall be paid to Medarex on or before the earlier of [*****]

     5.2  Milestone Payments. Within thirty (30) days following the occurrence
          ------------------
of the relevant events specified below with respect to Products, ErythroMed shall pay to Medarex the following amounts:

Milestones                                                          Amount

[*****]


     5.3  Royalties.
          ---------
          5.3.1  Royalty net sales. In partial consideration for the commercial
                 -----------------
license,ErythroMed shall pay to Medarex a royalty on aggregate Net Sales of Products on a Product-by- Product basis, as follows:

          Aggregate Net Sales                            Royalty Rate
          -------------------                            ------------
          [*****]


          5.3.2  Royalty Term.  The royalties due pursuant to Section 4.2 shall
                 ------------
be payable on a country-by-country basis until [*****]

     5.4  Registration Rights.  Medarex shall be granted the same registration
          -------------------
rights as are provided to the other holders of the common shares of ErythroMed.

     5.5  Sublicensees. [*****]
          ------------

     5.6  Third Party Payments.  In addition to the foregoing, ErythroMed shall
          --------------------
also make, or shall cause its Affiliates or Sublicensees to make, all payments to third parties for any amounts that may be owed by Medarex or GenPharm International and that are required as a result of the sale of any Products by ErythroMed, Affiliates or Sublicensees. Any such payments by ErythroMed, or its Affiliates or Sublicensees, shall not be deducted from any amounts due Medarex hereunder, and notice of all such payments shall be given to Medarex at the time made.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6.   PAYMENTS

     6.1  Timing of Royalty Payments.  All royalties due to Medarex shall be
          --------------------------
paid within [*****]

     6.2  Payment Method.  All amounts due Medarex hereunder shall be paid in
          --------------
U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex.

     6.3  Currency; Foreign Payments.  If any currency conversion shall be
          --------------------------
required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the calendar quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, ErythroMed may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and ErythroMed shall have no further obligations under this Agreement with respect thereto.

     6.4  Taxes.  All royalty amounts required to be paid to Medarex pursuant to
          -----
this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, ErythroMed shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

7.   REPORTS AND RECORDS

     7.1  Royalty Reports.  ErythroMed shall deliver to Medarex within [*****]
          ---------------
after the end of the calendar quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such calendar quarter, including the Products sold in each country by ErythroMed and its Sublicensees, the Net Sales thereof, and all amounts received from Sublicensees for sales of Products. Such reports shall be Confidential Information of ErythroMed subject to Article 10 herein.

     7.2  Inspection of Books and Records.  ErythroMed shall maintain accurate
          -------------------------------
books and records which enable the calculation of royalties payable hereunder to be verified. ErythroMed shall retain the books and records for each quarterly period for [*****] after the submission of the corresponding report under
Section 7.1 hereof. [*****], upon [*****] prior notice to ErythroMed, independent accountants selected by Medarex, may have access to ErythroMed's books and records during ErythroMed's normal business hours to conduct a review or audit, for the purpose of verifying the accuracy of ErythroMed's payments and compliance with this Agreement. Any such


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

inspection or audit shall be at Medarex's expense, however, in the event an inspection reveals underpayment of [*****] or more in any audit period, ErythroMed shall pay the costs of the inspection [*****]

8.   ANTIBODY SUPPLY

     8.1  Hybridoma Development.  Medarex will, at the request and expense of
          ---------------------
ErythroMed, develop up to one (1) hybridoma for ErythroMed for the production of such Antibody for incorporation into Products. To allow the development of the new ErythroMed identified hybridomas to commence, ErythroMed will delivery hybridomas to Medarex at its convenience. Upon delivery of the hybridomas to Medarex, ErythroMed will pay to Medarex [*****] for such development work until completed. [*****]

     8.2  Clinical Trial Materials.
          ------------------------

          8.2.1  Manufacture by Medarex. [*****]  All such Antibodies
                 ----------------------
manufactured by or on behalf of Medarex for all such clinical trials will conform to all pertinent FDA requirements relating to Good Manufacturing Practices.

          8.2.2  Quantity; Payments.  As soon as reasonably practicable
                 ------------------
following ErythroMed's request, Medarex will provide to ErythroMed [*****]

     8.3  Manufacture of Commercial Supplies. [*****]
          ----------------------------------

9.   DILIGENCE

     9.1  [*****]

     9.2  Reports to Medarex.  During the term of this Agreement, ErythroMed
          ------------------
shall keep Medarex fully informed of its activities subject to this Agreement, including without limitation, the commercialization of Products, and on January 31 of each year shall provide Medarex with a written report detailing such events and activities. When the registration package requesting approval for commercial sale of the Product (including approval for reimbursement by the appropriate health insurance authorities as well as price approvals where required) is first filed in the U.S., the European Union and Japan, and in each case when approval is received therefor, ErythroMed will notify Medarex in writing within [*****].

     9.3  [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.  CONFIDENTIALITY

     10.1  Confidential Information. Except as expressly provided herein, the
           ------------------------
parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

           (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

           (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

           (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

           (iv) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

           (v) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

     10.2  Permitted Use and Disclosures. Each party hereto may use or disclose
           -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective order or otherwise).

     10.3  Public Disclosure Except as otherwise required by law, neither party
           -----------------
shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have fifteen (15) days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such fifteen (15) day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

     10.4  Confidential Terms. Except as expressly provided herein, each party
           ------------------
agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party's accountants, attorneys and other professional advisors.

11.  REPRESENTATIONS AND WARRANTIES

     11.1  Medarex. Medarex represents and warrants that: (i) it is a
           -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; and (iv) it has the right to grant the rights and licenses granted herein.

     11.2  ErythroMed. ErythroMed represents and warrants that: (i) it is a
           ----------
corporation duly organized validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of ErythroMed.

     11.3  Disclaimer of Warranties. THE MICE ARE PROVIDED "AS IS", AND EXCEPT
           ------------------------
AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     11.4  Disclaimer. Nothing in this Agreement is or shall be construed as:
           ----------

           (a) A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

           (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

           (c) An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

           (d) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent with in the Patent Rights.

12.  INTELLECTUAL PROPERTY

     12.1  [*****]

     12.2  [*****]

     12.3  [*****]

     12.4  Infringement Claims. If the manufacture, importation, sale or use of
           -------------------
the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or ErythroMed, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

13.  DISPUTE RESOLUTION

     13.1  Mediation. If a dispute arises out of or relates to this Agreement,
           ---------
or the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other depute resolution procedure.

     13.2  Arbitration. Subject to Section 16.6, Medarex and ErythroMed agree
           -----------
that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, shall be settled by binding arbitration in New York, New York, United States of America, under the then-current Rules of Commercial Arbitration of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of any arbitration,


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.

14.  INDEMNIFICATION

     14.1  Medarex. Medarex shall indemnify, defend and hold harmless ErythroMed
           -------
and its directors, officers and employees (each a "ErythroMed Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against an ErythroMed Indemnitee arising from or occurring as a result of any breach of the representations and warranties set forth in Section 11.1, except to the extent caused by the negligence or willful misconduct of ErythroMed,

     14.2  ErythroMed. ErythroMed shall indemnify, defend and hold harmless
           ----------
Medarex and its directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 11.2, (ii) the conduct of the Evaluation or the practice by ErythroMed of any right granted herein, or (iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product by ErythroMed or its Affiliates or Sublicensees (including, without limitation, product liability claims), except in each case to the extent caused by the negligence or willful misconduct of Medarex.

     14.3  Procedure. In the event that any indemnitee intends to claim
           ---------
indemnification under this Article 14 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnities shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 14. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

15.  TERM AND TERMINATION

     15.1  Term. The term of this Agreement shall commence on the Effective Date
           ----
Unless earlier terminated as provided in this Article 15, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     15.2  Termination for Cause. Either party may terminate this Agreement in
           ---------------------
the event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for sixty (60) days after written notice thereof was provided to the breaching party by the nonbreaching party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent default following notice thereof shall be [*****] and, unless payment is made within such period the termination shall become effective at the end of such period.

     15.3  Termination for Insolvency. If voluntary or involuntary proceeding by
           --------------------------
or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     15.4  Permissive Termination.
           ----------------------

          15.4.1  ErythroMed. ErythroMed may terminate this Agreement with
                  ----------
thirty (30) days written notice to Medarex.

          15.4.2  Medarex. In the event that ErythroMed fails to obtain a
                  -------
commercial license pursuant to Section 4.2 on or before the end of the Evaluation Period, Medarex may terminate the Agreement with written notice.

     15.5  Effect of Termination.
           ---------------------

           (a)    Accrued Rights and Obligations. Termination of this Agreement
                  ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

           (b)    Return of Confidential Information. Upon any termination of
                  ----------------------------------
this Agreement, ErythroMed and Medarex shall promptly return to the other party all Confidential Information of the


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with
Article 10.

           (c)    Stock on Hand. In the event this Agreement is terminated for
                  -------------
any reason, ErythroMed shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 5, 6 and 7 until the first anniversary of the Effective Date of such termination.

           (d)    Return of Mice and Mice Materials. Upon any termination of
                  ---------------------------------
this Agreement, ErythroMed shall promptly return to Medarex, or destroy all cultures of the Mice, and any Mice Materials, including, without limitation, all Antibodies relating to such Product and other biological materials serviced from Mice, and all cells capable of producing Antibodies relating to such Product, and in the event of such destruction an officer of ErythroMed shall provide Medarex with written certification thereof.

           (e)    Licenses. The license granted in Section 4.2 shall terminate
                  --------
upon any termination of this Agreement, and in such event, ErythroMed and its Affiliates and Sublicensees shall cease all development and commercialization of Products.

     15.6  Survival. Sections 3.4, 4.3, 4.5, 15.5 and 15.6 and Articles 10, 11,
           --------
12, 13, 14 and 16 of this Agreement shall survive termination of this Agreement for any reason.

16.  MISCELLANEOUS

     16.1  Governing Law. This Agreement and any dispute, including without
           -------------
limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

     16.2  Independent Contractors. The relationship of the parties hereto is
           -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     16.3  Assignment. This Agreement shall not be assignable by either party to
           ----------
any third party hereto without the written consent of the other party which consent shall not be unreasonably withheld; except a party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     16.4  Notices. All notices, requests and other communications hereunder
           -------
shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex:      Medarex, Inc.
                         1545 Route 22 East
                         Annandale, New Jersey 08801
                         Attn.: President

     If to ErythroMed:   ErythroMed, Inc.
                         c/o Athena Ventures, L.L.C.
                         660 Madison Avenue
                         New York, NY 10021
                         Attn.: President

     16.5  Force Majeure. Neither party shall lose any rights hereunder or be
           -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     16.6  Injunctive Relief. ErythroMed acknowledges that limitations and
           -----------------
restrictions on its possession and use of Mice and Mice Materials hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages would be inadequate to compensate Medarex for any violation by ErythroMed of any such limitations or restrictions. The parties agree that any such violation would cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, Medarex shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

     16.7  Advice of Counsel. Medarex and ErythroMed have each consulted counsel
           -----------------
of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     16.8  Compliance with Laws. Each party shall furnish to the other party any
           --------------------
information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     16.9  Further Assurances. At any time or from time to time on and after the
           ------------------
date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     16.10 Export Controls. ErythroMed agrees that it will take all actions
           ---------------
necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of ErythroMed based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. ErythroMed agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

     16.11 Severability. In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

     16.12 Waiver. It is agreed that no waiver by either party hereto of any
           ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     16.13 Complete Agreement. This Agreement, with its Exhibits, constitutes
           ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

     16.14 Use of Name. Neither party shall use the name or trademarks of the
           -----------
other party without the prior written consent of such other party.

     16.15 Headings. The captions to the several Sections and Articles hereof
           --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     16.16 Counterparts. This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Medarex and ErythroMed have executed this Agreement by their respective duly authorized representatives.

MEDAREX, INC.                           ERYTHROMED, INC.

By: /s/ Donald Drakeman                 By: /s/ Jeffrey Wolf
   -------------------------------         -------------------------------

Print Name: Donald Drakeman             Print Name: Jeffrey Wolf
           -----------------------                 -----------------------

Title: President                        Title: President
      ----------------------------            ----------------------------